Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: October 4, 2022

LEAD EDGE CAPITAL V, LP

By: Lead Edge Capital Partners V, LLC
Its: General Partner

/s/ Brian Neider
Name: Brian Neider
Title: Principal

LEAD EDGE CAPITAL PARTNERS V, LLC

/s/ Brian Neider
Name: Brian Neider
Title: Principal

LEAD EDGE CAPITAL VI, LP

By: Lead Edge Capital Partners VI, LLC
Its: General Partner

/s/ Brian Neider
Name: Brian Neider
Title: Principal

LEAD EDGE CAPITAL PARTNERS VI, LLC

/s/ Brian Neider
Name: Brian Neider
Title: Principal

LEAD EDGE PUBLIC FUND, LP

By: Lead Edge Public Fund GP, LLC
Its: General Partner

/s/ Brian Neider
Name: Brian Neider
Title: Principal

LEAD EDGE PUBLIC FUND GP, LLC

/s/ Brian Neider
Name: Brian Neider
Title: Principal

LEAD EDGE CAPITAL MANAGEMENT, LLC

/s/ Brian Neider
Name: Brian Neider
Title: Managing Member

/s/ Mitchell Green
MITCHELL GREEN

/s/ Nimay Mehta
NIMAY MEHTA

/s/ Brian Neider
BRIAN NEIDER

Annex I

Information With Respect to Transactions of Common Stock during the Past 60 Days

Name	Date of Purchase	Nature of Transaction	Amount of Securities Purchased	Average Price Per Share	Where and How the Transaction was Effected
Fund V	8/31/2022	Purchase of Common Stock	224,000	$4.4568	Effected on the open market
Fund VI	8/31/2022	Purchase of Common Stock	224,000	$4.4568	Effected on the open market
Fund V	9/15/2022	Purchase of Common Stock	110,000	$5.0529	Effected on the open market
Fund VI	9/15/2022	Purchase of Common Stock	330,000	$5.0529	Effected on the open market
Public Fund	9/15/2022	Purchase of Common Stock	110,000	$5.0529	Effected on the open market
Fund V	9/16/2022	Purchase of Common Stock	100,000	$4.8030	Effected on the open market
Fund VI	9/16/2022	Purchase of Common Stock	300,000	$4.8030	Effected on the open market
Public Fund	9/16/2022	Purchase of Common Stock	100,000	$4.8030	Effected on the open market
Fund V	9/19/2022	Purchase of Common Stock	20,000	$4.7684	Effected on the open market
Fund VI	9/19/2022	Purchase of Common Stock	60,000	$4.7684	Effected on the open market
Public Fund	9/19/2022	Purchase of Common Stock	20,000	$4.7684	Effected on the open market
Fund V	9/20/2022	Purchase of Common Stock	15,000	$4.7429	Effected on the open market
Fund VI	9/20/2022	Purchase of Common Stock	45,000	$4.7429	Effected on the open market
Public Fund	9/20/2022	Purchase of Common Stock	15,000	$4.7429	Effected on the open market
Fund V	9/21/2022	Purchase of Common Stock	17,000	$4.7055	Effected on the open market
Fund VI	9/21/2022	Purchase of Common Stock	51,000	$4.7055	Effected on the open market
Public Fund	9/21/2022	Purchase of Common Stock	17,000	$4.7055	Effected on the open market
Fund V	9/22/2022	Purchase of Common Stock	20,000	$4.5165	Effected on the open market
Fund VI	9/22/2022	Purchase of Common Stock	60,000	$4.5165	Effected on the open market
Public Fund	9/22/2022	Purchase of Common Stock	20,000	$4.5165	Effected on the open market
Fund V	9/23/2022	Purchase of Common Stock	23,000	$4.4569	Effected on the open market

Fund VI	9/23/2022	Purchase of Common Stock	69,000	$4.4569	Effected on the open market
Public Fund	9/23/2022	Purchase of Common Stock	23,000	$4.4569	Effected on the open market
Fund V	9/26/2022	Purchase of Common Stock	15,000	$4.4758	Effected on the open market
Fund VI	9/26/2022	Purchase of Common Stock	45,000	$4.4758	Effected on the open market
Public Fund	9/26/2022	Purchase of Common Stock	15,000	$4.4758	Effected on the open market
Fund V	9/27/2022	Purchase of Common Stock	20,000	$4.4883	Effected on the open market
Fund VI	9/27/2022	Purchase of Common Stock	60,000	$4.4883	Effected on the open market
Public Fund	9/27/2022	Purchase of Common Stock	20,000	$4.4883	Effected on the open market
Fund V	9/28/2022	Purchase of Common Stock	20,000	$4.5870	Effected on the open market
Fund VI	9/28/2022	Purchase of Common Stock	60,000	$4.5870	Effected on the open market
Public Fund	9/28/2022	Purchase of Common Stock	20,000	$4.5870	Effected on the open market
Fund V	9/29/2022	Purchase of Common Stock	60,000	$4.5430	Effected on the open market
Fund VI	9/29/2022	Purchase of Common Stock	180,000	$4.5430	Effected on the open market
Public Fund	9/29/2022	Purchase of Common Stock	60,000	$4.5430	Effected on the open market